Exhibit 99.1

NEWS RELEASE	May 9, 2013
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION IN NEGOTIATIONS TO SELL ITS DAY TO DAY GROUP LINK INC. MARKETING AND DISTRIBUTION NETWORK OPERATIONS

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces today it is currently in the final negotiation stages for the Purchase and Sale of forty-five (45%) percent of the issued and outstanding shares of all classes of Group Link Inc. held by E-Debit with an Edmonton, Alberta   based investment group, Screenfin Inc.

Overview:

“During the past 8 months, E-Debit has been engaged in the re-establishment and roll out of its distribution, marketing and sales organization branded GROUP-LINK INC.  With experienced marketing and development management in place E-Debit has determined it is the opportune time to spin the day to day Group Link marketing and distribution network operations out of the company’s direct responsibilities.

As a result,  E-Debit is currently in ongoing discussions with an Edmonton, Alberta based investment group Screenfin Inc. headed by Group Link Inc. President and CEO Adam Ursulak to purchase forty-five (45%) of the issued and outstanding shares of all classes of Group Link Inc. held by E-Debit.    We are currently in the initial stages of our due diligence and investigation of the opportunities this sale will bring to E-Debit and the impact on our Corporate structure resulting from the proposed sale” advises Doug Mac Donald, E-Debit’s President and CEO.

“Concurrently we continue to focus our attention on how to capitalize, benefit and expand the reach of our present position within the payments and “non-conventional bank” financial services business not only nationally but internationally.  This requires financial and operational partnering and if successful this sale is the first stage of this partnering effort.” added Mr. Mac Donald

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada.  The Company through subsidiary development has established a significant presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 10,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common 320,046,834
•	: Voting Preferred – 81,518,410
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCQB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
Tony Tsigonias
Telephone: 1 (604)817-8960
www.edebitglobal.com